SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 11, 2005, the Personnel and Compensation Committee of the Board of Directors A. O. Smith Corporation, as administrator of the A. O. Smith Combined Executive Incentive Compensation Plan approved a general form of executive incentive compensation agreement. On that date the Committee also approved phantom stock, stock options, and performance awards to 13 executive officers. The form of executive incentive compensation award agreement is being filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed herewith:

10.1	Executive Incentive Compensation Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: December 22, 2005	By:	/s/ W. David Romoser
W. David Romoser
Vice President, General Counsel and Secretary

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A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated December 22, 2005

Exhibit Number	Description
10.1	Executive Incentive Compensation Award Agreement

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